BLACKROCK MUNICIPAL BOND FUND, INC.
BlackRock National Municipal Fund
(the “Fund”)

     Supplement dated May 16, 2011
to the Prospectus and Statement of Additional Information, dated May 16, 2011

BlackRock Shares of the Fund are currently closed to all purchases. BlackRock Shares of the Fund will be available for purchase by eligible investors upon the closing of a proposed reorganization transaction (the “Reorganization”) between the Fund and BlackRock AMT-Free Municipal Bond Portfolio (the “Target Fund”), a series of BlackRock Funds II. The closing of the Reorganization, which is expected to occur following the close of business on July 15, 2011, is contingent upon approval by the shareholders of the Target Fund.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-NM-0511SUPBLK